                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 3, 2005
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                      0-14183               81-0141785
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
                                                  ------------------------------

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|  |    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
|  |    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
|  |    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
|  |    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officer.

     On March 2, 2005, the Board of Directors of the Company  appointed Mr. Wade
F. Brooksby as its Vice President and Chief  Financial  Officer  effective as of
March 3, 2005.  Mr.  Brooksby has been a Partner since May 2001,  with Tatum CFO
Partners.  In August  2004,  Mr.  Brooksby  was engaged as a  consultant  to the
Company to assist with  accounting  and finance  reporting  functions.  Prior to that,  his most recent  engagement  for Tatum CFO Partners was as the  Executive
Manager of Innovative Swap  Technologies,  a manufacturer  of consumer  products from January 2003 to May 2004. From 1993 to May 2001, he held senior  management positions with Bungee  (formerly  known as Bungee  International  Manufacturing)
supplying auto parts to General Motors, Ford, Chrysler,  International Harvester
and Volvo and consumer products to Colgate,  Walgreen's,  Wal-Mart, Target, Napa
Auto Parts, Home Depot and Lowe's.

     Mr.  Brooksby does not have a written  employment  agreement.  Mr. Brooksby will be paid an initial base salary of $11,000 per month,  terminable on 30 days notice.  Mr. Brooksby will generally be required to devote  approximately  three weeks per month to the performance of his duties. In addition, Mr. Brooksby will be eligible for incentive compensation and other employee benefits as determined by the Compensation  Committee of the Board of Directors of the Company, many of which would be generally applicable to all employees.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
                                          --------------------------------------
                                            John C. Allen
                                            Senior Vice President and General
                                            Counsel

Date:  March 9, 2005